UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2023 (September 29, 2023)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03.	Material Modification to the Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) filed two amendments to its Articles of Amendment and Restatement of Articles of Incorporation (the “Amendments”) with the Secretary of State of the State of Maryland, which effected the Company's previously announced one-for-five reverse stock split of its common stock (the “Reverse Stock Split”). The first Amendment, effective as of 5:01 p.m. ET on September 29, 2023, converted every five shares of ARMOUR's issued and outstanding common stock $0.001 par value per share, into one share of ARMOUR's common stock, $0.005 per share. Pursuant to the first Amendment, any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split shall be settled by cash payment, calculated according to the average per share closing price of the Company’s common stock for the three consecutive trading days ending on September 29, 2023. The second Amendment, effective as of 5:02 p.m. ET on September 29, 2023, reduced the par value of ARMOUR's issued and outstanding common stock from $0.005 per share to $0.001 per share and reduced the number of ARMOUR's authorized shares of common stock, on a one-for-five basis, from 450,000,000 shares to 90,000,000 shares. The number of shares of ARMOUR’s 7.00% Series C Cumulative Preferred Stock outstanding and their preference amount and dividend rate are not affected by the Reverse Stock Split.

The above description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as Exhibits 3.1 and 3.2.

The full text of ARMOUR's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Trading in ARMOUR’s common stock on a split-adjusted basis is expected to begin at the market open on October 2, 2023. ARMOUR’s common stock will continue trading on the New York Stock Exchange under the symbol “ARR” but will be assigned the new CUSIP number of 042315 705.

Second Amended and Restated 2009 Stock Incentive Plan

In connection with the Reverse Stock Split, the number of shares of common stock issuable from unvested awards under ARMOUR's Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”) was proportionately adjusted to reflect the Reverse Stock Split. Additionally, the total number of authorized shares of common stock that may be issued under the Plan (including shares already issued pursuant to awards) was proportionately adjusted from 867,123 shares to 173,424 shares to reflect the Reverse Stock Split. Any other affected terms of the Plan and any awards thereunder were adjusted to the extent necessary to reflect proportionately the Reverse Stock Split.

Common Stock At-the-Market Offering Program

As previously disclosed on July 26, 2023, the Company has an ongoing at-the-market (“ATM”) offering of shares of its common stock, pursuant to an Equity Sales Agreement dated July 26, 2023 (the “Sales Agreement") with BUCKLER Securities LLC (“BUCKLER”), JonesTrading Institutional Services LLC (“JonesTrading”), JMP Securities LLC (“JMP Securities”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”), and B. Riley Securities, Inc. (“B. Riley Securities,” and together with BUCKLER, JonesTrading, JMP Securities and Ladenburg Thalmann, the “Agents”). Under the terms of the Sales Agreement, the Company may offer and sell, from time to time, through the Agents, as the Company's agents, or to the Agents for resale, up to 75,000,000 pre-split shares of the Company's common stock. At the time of effectiveness of the Reverse Stock Split, the Company had sold 16,643,715 pre-split shares of its common stock under the Sales Agreement and 58,356,285 pre-split shares of common stock remained unsold under the Sales Agreement. As a result of the Reverse Stock Split, an aggregate of 11,671,257 post-split shares of the Company's common stock remain unsold under the Sales Agreement (the “Post-Split Unsold ATM Common Stock”).

The offering of the Post-Split Unsold ATM Common Stock will be made pursuant to (a) the Company's automatic shelf registration statement on Form S-3 (No. 333-253311) (the “Registration Statement”), (b) the prospectus, dated February 19, 2021, filed as a portion of the Registration Statement (the “Prospectus”), and (c) the prospectus supplement, dated July 26, 2023, which forms a part of, and supplements, the Registration Statement. The offering will continue to be governed by the terms of the Sales Agreement.

The Sales Agreement, as described in the Company's Quarterly Report on Form 10-Q filed with the Commission on July 26, 2023, does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement filed as an exhibit to such Quarterly Report on Form 10-Q.

Dividend Reinvestment and Stock Purchase Plans

As previously disclosed, the Company adopted (i) the 2012 Dividend Reinvestment and Stock Purchase Plan (the “2012 Plan”) relating to the offer and sale of up to 1,650,256 pre-split shares of the Company's common stock pursuant to the terms of the 2012 Plan (13,202,045 shares prior to the Company's one-for-eight reverse stock split of the Company's common stock effective July 31, 2015 (the "2015 Reverse Stock Split"), representing the unsold shares of the Company's 20,000,000 pre-2015 Reverse Stock Split shares of common stock under the 2012 Plan at the time of the 2015 Reverse Stock Split), and (ii) the 2013 Dividend Reinvestment and Stock Purchase Plan (the “2013 Plan”) relating to an additional offer and sale of up to 3,750,000 pre-split shares of the Company's common stock pursuant to the terms of the 2013 Plan (30,000,000 shares prior to the 2015 Reverse Stock Split), which 2013 Plan is essentially identical by its terms to the 2012 Plan. The 2012 Plan and 2013 Plan each permit the Company's stockholders to automatically reinvest all or a portion of their cash dividends on their shares of the Company's common stock and to purchase additional shares of the Company's common stock. Immediately prior to the Reverse Stock Split, an aggregate of 181,982 shares of the Company’s common stock were authorized for issuance under the 2012 Plan, and the Company had sold 1,468,274 shares pursuant to the 2012 Plan, and an aggregate of 3,750,000 shares of the Company’s common stock were authorized for issuance under the 2013 Plan, and the Company had not sold any shares pursuant to the 2013 Plan. As a result of the Reverse Stock Split, an aggregate of 36,396 post-Reverse Stock Split shares remain available for sale pursuant to the 2012 Plan (the "Post-Split Unsold 2012 DRIP Common Stock") and an aggregate of 750,000 post-Reverse Stock Split shares remain available for sale pursuant to the 2013 Plan (the "Post-Split Unsold 2013 DRIP Common Stock").

The offering of the Post-Split Unsold 2012 DRIP Common Stock will be made pursuant to (a) the Registration Statement, (b) the Prospectus, and (c) the prospectus supplement, dated March 12, 2021, regarding the 2012 Plan, which forms a part of, and supplements, the Registration Statement, and will continue to be governed by the terms of the 2012 Plan. The offering of the Post-Split Unsold 2013 DRIP Common Stock will be made pursuant to (a) the Registration Statement, (b) the Prospectus, and (c) the prospectus supplement, dated March 12, 2021, regarding the 2013 Plan, which forms a part of, and supplements, the Registration Statement, and will continue to be governed by the terms of the 2013 Plan.

Common Stock Repurchase Program

The Company’s common stock repurchase program (the "Repurchase Program") allows for the repurchase of shares of the Company’s common stock from time to time in the open market, including block trades, through privately negotiated transactions, or pursuant to a trading plan separately adopted in the future. Immediately prior to the Reverse Stock Split, an aggregate of 9,000,000 shares of the Company’s common stock were authorized for repurchase pursuant to the Repurchase Program, of which a total of 3,535,627 pre-split shares had been repurchased and 5,464,373 pre-split shares remained available for repurchase. As a result of the Reverse Stock Split, an aggregate of 1,092,874 post-split shares remain available for repurchase pursuant to the Repurchase Program.

This Current Report on Form 8-K does not constitute offers to sell or the solicitation of offers to buy nor shall there be any sales of the Company's Common Stock in any state in which such offers, solicitations or sales would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Company's Articles of Amendment and Restatement
3.2	Articles of Amendment to the Company's Articles of Amendment and Restatement
99.1	Press Release announcing the Effectiveness of one-for-five Reverse Stock Split
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2023

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	VP Finance, Controller and Treasurer